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                                 EXHIBIT 10.23



                          MEMORANDUM OF UNDERSTANDING


                                    Between
                                    -------



                           MILCON INTERNATIONAL, INC.



                                      And
                                      ---



                       BOSTON COMMUNICATIONS GROUP, INC.




                                January 1, 1997
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                          MEMORANDUM OF UNDERSTANDING
                          ---------------------------

This Memorandum is made the 1st day of January, 1997.


BETWEEN:
--------

          MILCON INTERNATIONAL, INC. , a company duly incorporated in the State of Florida and having representative offices at 5th Floor Glass Tower Building, 115 C. Palanca Street, Legaspi Village, Makati, Metro Manila, Phillipines (hereinafter referred to as "Milcon").

AND:
----
          BOSTON COMMUNICATIONS GROUP, INC. a company duly incorporated in Massachusetts and having offices at 100 Sylvan Road, Woburn, MA 01801 (hereinafter referred to as "BCG").

(hereinafter collectively referred to as the "Parties")


1. Business of BCG.  BCG is engaged in the business of providing Prepaid Calling
   ---------------
   Services, Fixed Wire technology and hardware, Call Center systems and services, Fraud protection and Roaming systems and services to telecommunications companies in North America and Latin America.

2. Business of Milcon.  Milcon is engaged in the business of project
   ------------------
   development, investment, trading, and consulting activities in Asia.

3. Intent to Collaborate.  Milcon and BCG intend to collaborate in providing
   ---------------------
   Prepaid Calling Services and Fixed Wire technology and hardware, Call Center systems and services, Fraud Protection and Roaming systems and any other services in the Phillipines which may be developed by BCG and its subsidiaries.

4. Proposed Joint Venture.  Following the discussions between the Parties
   ----------------------
   hereto, the Parties are desirous of pursuing the development of a business venture through the medium of a joint venture between the two Parties to provide Prepaid calling services and Fixed Wire technology and hardware, Call Center systems and services, Fraud protection, Roaming systems, and services to telecommunications companies in areas covered by this Agreement and other mutually agreed upon countries. It is anticipated that the joint venture company would be an entity incorporated in Hong Kong (assuming no unfavorable tax or other consequences to either party) and owned equally by the Parties. This joint venture will own and appoint a local operating company which will be controlled by the joint venture company. The joint venture company will be appointed as the BCG International distributor for the areas under the agreement.

5. Preliminary Terms.  With the objective of jointly pursuing the business
   -----------------
   opportunities envisioned in this Memorandum and pending the formalization and execution of a formal joint venture agreement, the Parties hereto have agreed that, as a first step, it would be desirable to enter into this Memorandum of Understanding to outline some basic terms and conditions to regulate their relationship inter-se.

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6. Opportunities.  The following Opportunities (hereinafter referred to as the
   -------------
   "Opportunities") have been presented to the Parties:

     a. Prepaid Services for Cellular and Fixed Wire Networks Operators in the Phillipines, and,

     b. Call Center systems and services, Fraud protection and Roaming services for Cellular Systems Operators in the Phillipines.

     Both Parties recognize that there exist other opportunities in the above countries as areas of cooperation between the Parties for mutual benefit. It is agreed that if both Parties agree on and define in writing these areas, as addendums to this agreement, the conditions of this agreement shall then apply to those areas.

7. Pursuit of Opportunities.  The Parties have agreed to pursue these
   ------------------------
   Opportunities jointly, and to collaborate in the manner hereinafter set forth.

8.   Roles of the Parties.
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     BCG shall participate in business development efforts, provide the
     ---
     necessary marketing materials and expertise, business development expertise, project development effort, participate in presentations to carriers, and conduct project feasibility studies with local market information and required assistance provided by Milcon, relative to the Opportunities based on previous efforts of a similar nature as those currently underway in Mexico and Latin America for timely and efficient execution of projects.

     In addition, when appropriate and agreed to by its Board of Directors, BCG or its subsidiary will also:

     . Provide appropriately configured hardware, software and installation assistance at its Standard International Partner Cost
     . Provide training for local technical management
     . Provide interconnection expertise to enable local subscribers with compatible phones to roam in the US using C2C prepaid technology
     . Provide 50% of investment capital, directly or indirectly through third party US investors
     . Provide direction by representation on the Board of Directors of the joint venture company

     Milcon shall provide a local market presence and management, leveraging
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     current or developing new carrier relationships to achieve the objectives set forth herein, conducting project and business development activity, participating in and conducting marketing presentations to carriers, participating in the preparation of project feasibility studies relative to the Opportunities.

     In addition, when appropriate and agreed to by its Board of Directors, Milcon will also:

     .  Provide local technical management staffing
     . Provide 50% of investment capital, and if necessary, access to third party investors
     . Provide direction by representation on the Board of Directors of the joint venture company

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9. Intercompany Transactions.  The Parties agree to adopt and develop an
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   Intercompany Systems Purchase and Warranty Policy with the joint venture company as the distributor for which the terms of sale and corresponding details shall be agreed upon in the joint venture agreement between the two parties.

   A Distribution Agreement will be entered into between BCG and the joint venture company. It is agreed that any profits from the sale of services by BCG to the joint venture company will be shared by the Parties pro rata in accordance with their percentage ownership in the joint venture company. Within 90 days after the end of each calendar year BCG will submit to Milcon a statement, in a form mutually satisfactory to the Parties, showing the calculation of profits, including the allocation of overheads together with payment of the amount due to Milcon. Milcon may, at is own option, require an audit of this statement. Any expenses of such audit shall be paid by the joint venture company. The amount due to Milcon may be paid by BCG, at Milcon's option, either

       a.  in cash, or

       b. in options to purchase shares of BCG stock at the fair market value of the shares at date of grant, exercisable for a 5 year period, the number of which shares shall be equal to the amount payable to Milcon divided by the closing price of the shares on the last day of the calendar year.

   It is not anticipated that Milcon will be selling a significant amount of goods or services to the joint venture company; but if it does, a corresponding sharing arrangement will be in effect with respect to such sales; provided however that if Milcon is not a publicly held company, any such payment will be in cash, and not in stock options.

10. Performance and Scope.  The Parties shall investigate and evaluate the
    ---------------------
   financial feasibility of the Opportunities by jointly developing a model to forecast subscribers and minutes of traffic; with a view towards determining an estimate of required equipment, telecommunications, and other resources required for the formation of the joint venture to invest inand develop the Opportunities.

   Following preliminary feasibility and business development activities to the satisfaction of both Parties and their respective board of directors, terms and conditions which do not violate the operating requirements set forth by the local regulatory authorities will be negotiated in good faith by both Parties for timely and efficient execution of agreed upon projects.

   Nothing in this Memorandum however obliges Milcon or BCG to invest in or commit itself in any way to pursue the Opportunities unless mutually agreed on in writing after further evaluation and determination of the feasibility of the Opportunities, with a rate of return on investment mutually acceptable to the Parties.

11.  Addendums to Current Geographic Scope.
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   The Parties are desirous of pursuing opportunities in the Asia Region including:

  Malaysia        Myannmar         Pakistan
  Indonesia       Brunei           Singapore
  China           Hong Kong
  Thailand        Laos

  If opportunities similar to the Opportunities described in the previous sections of this Memorandum of Understanding present themselves to the Parties in the areas listed in this Section 11, the terms

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  and conditions of this Memorandum shall apply, provided an addendum to this agreement is mutually agreed upon in writing by the Parties.

12. Costs and Expenses.  Except as otherwise specified herein, the Parties will
    ------------------
    each meet their own expenses as incurred in the course of carrying out their respective responsibilities. Any vendor, consultant or third party expenses paid for by the proposed joint venture company will be mutually agreed upon in writing prior to acceptance of services and shared equally (50/50) by the Parties.

13. Breach.  If one party commits a material breach of the joint venture
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    agreement and does not cure the breach within 30 days after written notice from the other party, then the non-breaching party may purchase the interest of the breaching party for 90% of the appraised value of such interest at a time specified by the purchasing party within 90 days thereafter.

14. Bankruptcy.  If a party makes an assignment for the benefit of creditors or
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    if a receiver is appointed for any of its property, or if any proceedings are commenced by or against a party under any bankruptcy or insolvency law now or hereafter in force, then such party shall have committed a material breach of the joint venture agreement, and the other party shall have the immediate right to purchase the interest of the breaching party for 90% of the appraised value of such interest at any time thereafter.

15. Appraised Value.  The appraised value is determined by the following
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    process: Each party has 30 days to name an appraiser.  (If either party fails to name its appraiser within this time, an independent appraiser shall be named in his place by the other party.) These two appraisers jointly choose a third appraiser. Each appraiser determines a value. The average of the two closest values is the appraised value.

16. Deadlock.  The joint venture shall be governed by a board of 5 directors.
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    Two directors shall be chosen by each party.  The fifth director shall be chosen jointly by the parties at the time of execution of the joint venture agreement. If at any subsequent time the parties are unable to agree on the choice of a fifth director and such condition continues for a period of 60 days, then either party may invoke the buy-sell provisions. (See paragraph 17 below).

17. Buy-Sell.  At any time after (i) deadlock, as described in paragraph 16
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    above, or (ii) January 1, 2000, either party (the "offeror") may propose to purchase the interest of the other party, by written notice given 90 days prior to the date of the proposed purchase (the "closing date"). Such notice shall name a price at which the party is willing to purchase. The other party (the "responding party") shall, within 7 days after receipt of the offer (14 days if the responding party is a publicly held company) either (i) accept the offer, or (ii) elect not to sell but to make a counter-offer to purchase the interest of the offeror. Such counter-offer shall be given in writing to the offeror and shall be at a price not less than 105% of the original offer. The offeror shall then have the same right, as the responding party, to accept or to make a further counter-offer (at a price not less than 105% of the previous counter-offer). This process continues until an offer is accepted. Failure to respond within the prescribed time period is deemed to be an acceptance. The purchase shall take place on the closing date.

18. Transfer of Interests.  Neither party shall transfer its interest to any
    ---------------------
    party prior to two years of project operation. Neither party shall transfer its interest to a third party without first giving written notice to the other party, granting the other party 30 days to offer to purchase the interest. If no offer is made, then the selling party may sell its interest to a third party within 90 days thereafter upon any terms it deems appropriate. If an offer is made but not accepted, then the selling party may sell its interest to

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    a third party within 90 days thereafter upon terms not more favorable to the buyer than those offered by the other party to the joint venture.

19. Co-Sale Rights.  Neither party shall transfer its interest to a third party
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    without first giving 30 days written notice to the other party, granting the other party the right to participate, on a pro rata basis, in the sale to
                                               --- ----
    the third party, upon the same terms and conditions.

20. Payment of Purchase Price.  Unless otherwise agreed to by the selling party,
    -------------------------
    any payment for the purchase by one venturer of the other venturer's interest shall be made in US dollars, and at the option of the purchaser, either (i) in cash or cash equivalent form, payable in full at the closing,
    (ii) if the purchaser is a publicly held company, in shares of stock of the purchaser, the number of such shares to be determined by dividing the total purchase price by the average of the closing price on the ten business days prior to the third day before the date of closing of the purchase, or (iii) ten percent (10%) in cash or cash equivalent at the closing, and the balance in a promissory note, payable in eight equal quarterly installments, with interest at a rate equal to four percent (4%) plus the prime rate as established from time to time by Citibank, secured by the seller's interest being purchased. Such note may be prepaid at any time without premium or penalty.

21. Mutual Covenants.  For the duration of this Memorandum, the Parties shall
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    work exclusively with each other, and no other party shall be invited to participate in the Opportunities without agreement of all the Parties. Each party shall also keep the other informed regarding activities and upcoming opportunities developed or presented to them in the areas covered by this agreement in a timely fashion so as to avoid potential conflicts and provide each other a first option to evaluate and participate in the opportunity within a specified time frame.

22. Duration.  This memorandum shall be valid from the date hereof until July
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    31, 1997 or until superseded by an agreement in writing.  Should a joint venture agreement be reached by the parties prior to this date, this agreement will automatically be rendered void.

23. Governing Law  This Memorandum shall be governed and construed in accordance
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    with the laws of The Commonwealth of Massachusetts, U.S.A. and all disputes shall be settled by arbitration before The International Chamber of Commerce in Geneva, Switzerland.

24. Confidentiality.  Each party shall treat as confidential all Confidential
    ---------------
    information of the other party and shall not disclose it to any third party or use it for any purpose other than in relation to the execution of this Memorandum of Understanding. The parties will execute a separate Non-Disclosure Agreement with respect to such information.

25. Prior Memorandum.  This Memorandum of Understanding supersedes the prior
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    Memorandum of Understanding, dated April, 1996, between the parties.

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Signed for and on Behalf of
BOSTON COMMUNICATIONS GROUP, INC    BY:

                                    /s/ Brian E. Boyle
                                    ______________________________
                                    BRIAN E. BOYLE
                                    VICE CHAIRMAN

Signed for and on Behalf of
MILCON INTERNATIONAL, INC. BY:

                                    /s/ Safdar Quraeshi
                                    ______________________________
                                    SAFDAR QURAESHI
                                    DIRECTOR

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